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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                        ______________________________

                                   FORM 8-K
                          _________________________

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 10, 2005



                        CARRINGTON LABORATORIES, INC.

            (Exact name of Registrant as specified in its charter)



               Texas                    0-11997             75-1435663
  -------------------------------     ----------         ----------------
  (State or other jurisdiction of     Commission         (I.R.S. Employer
  incorporation or organization)      File Number       Identification No.)


          2001 Walnut Hill Lane
              Irving, Texas                                   75038
 ----------------------------------------                   ----------
 (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code:  (972) 518-1300


                                 Not applicable
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


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 Item 2.02.  Results of Operations and Financial Condition.

 On November 10, 2005, the Registrant issued a press release reporting its financial results for the quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and will be published on the Registrant's website at www.carringtonlabs.com. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


 Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

      In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act.

      EXHIBIT
      NUMBER            DESCRIPTION
      ------            -----------
       99.1             Press release dated November 10, 2005.


                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CARRINGTON LABORATORIES, INC.


 Date:  November 10, 2005      By:  s/Carlton E. Turner
                               -------------------------------------
                               Carlton E. Turner, Ph.D., D.Sc.
                               President and Chief Executive Officer

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                              INDEX TO EXHIBITS

      Exhibit
      Number    Description
      ------    -----------
       99.1     Press Release dated November 10, 2005.